Exhibit 99.1

ENABLING THE WIRELESS FUTURE March 12, 2019

2 Safe Harbor Statement 2 This presentation contains “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward - looking statements include, among others, statements regarding operating the business to meaningfully grow the business over the next several years and improve revenue scale and profitability, revenue, gross margins, and non - GAAP operating expenses, for the quarter and year ending December 31, 2018. Investors are cautioned that any such forward - looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the Company’s ability to continue to successfully integrate acquired businesses; the ability of management to successfully implement the Company’s business plan and strategy; product demand and development of competitive technologies in the Company’s market sector; the impact of competitive products and pricing; the loss of any significant customers of the Company; and other risks and uncertainties set forth in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2018. These forward - looking statements speak only as of the date of this presentation and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

3 Executive Summary 3 ▪ Wireless Telecom Group enables the development, testing and deployment of specialized wireless communications ▪ Top tier customers across growth sectors: carriers , tower companies, military / government, prime defense contractors, aerospace and satellite communications companies ▪ Addressing macro growth trends in wireless connectivity, including the adoption of 5G, impacting multiple industries ▪ Long - term customer relationships, and an embedded base of sticky solutions

4 Network Solutions Test & Measurement Embedded Solutions Development Testing Deployment Company Snapshot 6 End - to - end customized solutions for 4G and 5G private wireless networks Components and integrated solutions enabling wireless network densification and reliable in - building coverage Specialized devices and instruments for design and test of satellite, military, and commercial wireless communication systems 4 P roducts are specialized across the lifecycle of wireless connectivity

5 Embedded Solutions 5 Development Testing Deployment Products ▪ Software: LTE Phy stack with customized modifications ▪ Hardware: Embedded Signal Processing modules Industry Solution Focus Enterprise / Defense / Mil / Gov ▪ Hardware embedded modules ▪ LTE test market ▪ LTE private networks

6 Test & Measurement 6 Development Testing Deployment Products ▪ Peak RF power meters ▪ Real - time power sensors ▪ RF noise source for signal communication testing Industry Solution Focus Mil / Gov / Aero ▪ Radar power measurement ▪ Precise noise generation ▪ Niche , brand name specialty

7 Network Solutions 7 Development Testing Deployment Products ▪ RF conditioning components and integrated solutions ▪ DAS trays, splitters, combiners, filters, trappers ▪ GPS Signal repeaters Industry Solution Focus Carrier / Enterprise / Tower ▪ Radio frequency conditioning ▪ In - building Wireless ▪ Small Cell solutions

8 Blue Chip Customers 8 Development Testing Deployment Embedded Solutions Test & Measurement Network Solutions Research/Small Cell Development: Military/Government: Aerospace/Prime Defense: Commercial Communications: RF Semiconductor/Components: Carriers: Tower Companies: SI’s, Distributers: OEM’s: Commercia l /Private Networks:

Growth Opportunities

Development → Testing → Deployment

Embedded Solutions	Test & Measurement	Network Solutions
CommAgility	Boonton, Noisecom	Microlab

3 trends are expected to drive our growth:

Private LTE Deployments

- LTE for airports, trains
- Satcom investment
- Public Safety LTE investments

Defense Spending Increase

- 2017 Defense Budget ~$525B
- 2018 Budget includes ~+$300B over the next 2 years

Carrier Capex Growth, Densification

- Carrier Capex driven by FirstNet, 5G readiness, 4G densification, spectrum deployment

9

Wireless Telecom Group
Boonton CommAgility Microlab Noisecom

10 Benefiting From Wireless Connectivity Growth • ~5 billion LTE connections by 2020 • 50% Mobile Data traffic CAGR 2015 - 2020 • 4X Cloud data center traffic growth by 2019 • 200% Global Broadband speeds by 2019 • 75% of internet traffic will be video by 2019 10 Smart phones, mobile commerce, mobile banking Autonomous vehicles, industrial IoT, smart factories, augmented reality, edge computing 4G 2010 - 2018 5G 2018 - 2025 Sources: Cisco, Ericsson Mobility, MWC, World Economic Forum, McKinsey, Morgan Stanley

11 1 1 Approved Vendor Critical Success Factors 11 Approved Products Proven E xcellence Quality Certifications Demanding customer approval criteria: • Carriers • Military • Government • Lab test requirements • IP67 Standards • Purchasing system approvals • Low “PIM” • ISO 9001/2015 • ISO 17025 • Continuous inspections • Patent protected offerings • Solution agility • Delivery excellence • Customization skills

12 12 Company Turnaround 12 BOD Rebuild Tim Whelan Mitch Herbets Allan Weinstein, Mike Milligan Executive Team Rebuild Tim Whelan CEO Mike Kandell CFO Dan Monopoli CTO Acquisition / Integration Strategy 2/17 Acquired CommAgility / Active M&A strategy Digital & Product Investments 2018 2015 2017 2016 Customer Portal; 11 product releases $33,109 $31,327 $46,078 $52,788 $377 $(1,832) $(4,493) $35 4.8% 0.0% 8.0% 9.1% 0% 5% 10% 15% -$20,000 $0 $20,000 $40,000 $60,000 2015 2016 2017 2018 Revenue Net Income Adj. EBITDA Margin* C hange and improvement: Board, E xecutive T eam , Strategy , Go - To - Market E xecution 2015 - 2018 Revenue/Adj. EBITDA Margin (in $000’s) *Adj. EBITDA margin is defined as Adj. EBITDA divided by Revenue: See reconciliation of GAAP Net Income/(Loss) to Non - GAAP Adjus ted EBITDA on page 23

13 Improving Financial Profile 13 R evenue by Segment (in $000’s) $31.1M 2016 Revenue $(1.8M) 2016 Net Loss $0.0M 2016 Adj. EBITDA* ~110 Employees $46.1M 2017 Revenue $(4.5M) 2017 Net Loss $3.6M 2017 Adj. EBITDA* ~150 Employees $52.8M 2018 Revenue $35k 2018 Net Income $4.8M 2018 Adj. EBITDA* ~160 Employees 2016 2017 2018 $ [VAL UE] $ [VAL UE] $ [VAL UE] $ [VAL UE] $9,646 $ [VAL UE] $ [VAL UE] $16,301 *See reconciliation of GAAP Net Income/(Loss) to Non - GAAP Adjusted EBITDA on page 23 Consolidated Results

Executive Team

A highly experienced management team implementing strategic and operational improvements over the last ~24 months



Timothy Whelan
Chief Executive Officer
June 2016

- BOD Member, Edgewater Technology 2015-2018
- Founder Echo Financial Consulting 2014-2016
- IPC Systems CFO/COO/President 1999-2013
  - 3 cycles PE ownership – CVC, GSCP, Silver Lake
- Ernst Young 1992-1999
- B.S. Villanova University; Lt., US Navy 1988-1992



Mike Kandell
Chief Financial Officer
January 2017

- Avaya 2004-2006, 2010-2016
- Precision Partners 2006-2009
- Ernst Young 1997-2004, Certified Public Accountant
- B.S. College of New Jersey



Dan Monopoli
Chief Technology Officer
October 2015

- WTG GM, Test & Measurement, Oct 2015-June 2016
- Teledyne LeCroy 2002-2015
- MBA, Columbia University
- MSE, Electrical Engineering, Stevens Institute of Technology
- BS, Electrical Engineering, Binghamton University

Accomplishments:

- New strategic plan
- New senior leadership team
- 2 yrs 14%+ organic growth
- Lean implementation
- CommAgility Acquisition/integration
- CommAgility North America growth
- Improved profitability
- Improved cash flow
- New product initiatives
- Multiple ISO quality Certifications

14

Wireless Telecom Group
Boonton CommAgility Microlab Noisecom

15 Stockholm, Sweden Sales Singapore Sales Parsippany, NJ Corporate Headquarters, R&D Center, Mfg. Facility & Service Center, Sales Denver Sales 2 15 1 2 2 16 11 5 29 2 2 6 10 Network Solutions Partners Corporate Locations Test & Measurement/ Embedded Solutions Partners France Sales Loughborough UK, CommAgility R&D, Ops, Sales Milan, Italy Sales Duisburg, Germany R&D, SW Operations San Jose Sales Phoenix Sales Atlanta Sales Virginia Sales New Mexico Sales Austria Sales Global Reach and Distribution 15 Wireless Telecom Group leverages a strong network of specialized distributors and representatives for global growth

16 Financials 16

17 Growing Revenue & Adjusted EBITDA Margin Improving Financial Performance 17 (in $000’s) $33,109 $31,327 $46,078 $52,788 $377 $(1,832) $(4,493) $ [VALUE] 4.8% 0.0% 8.0% 9.1% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% -$10,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2015 2016 2017 2018 Revenue Net Income Adj. EBITDA Margin* *Adj. EBITDA margin is defined as Adj. EBITDA divided by Revenue: See reconciliation of GAAP Net Income/(Loss) to Non - GAAP Adjus ted EBITDA on page 23

18 Segment Financials 18 Twelve months ended December 31 Revenue % of Revenue Change 2018 2017 2018 2017 Amount Pct. Network Solutions $ 22,275 $ 23,052 42.2% 50.0% $ (777) - 3.4% Test & Measurement 14,212 13,380 26.9% 29.0% 832 6.2% Embedded Solutions 16,301 9,646 30.9% 21.0% 6,655 69.0% Total Net Revenues $ 52,788 $ 46,078 100.0% 100.0% $ 6,710 14.6% Twelve months ended December 31 Gross Profit % of Revenue Change 2018 2017 2018 2017 Amount Pct. Network Solutions $ 9,756 $ 9,064 43.8% 39.3% $ 692 7.6% Test & Measurement 7,018 5,854 49.4% 43.8% 1,164 19.9% Embedded Solutions 7,393 4,343 45.4% 45.0% 3,050 70.2% Total Gross Profit $ 24,167 $ 19,261 45.8% 41.8% $ 4,906 25.5% Revenue (in 000’s ) Gross Profit (in 000’s )

19 Balance Sheet Highlights 19 Strong Balance S heet W ith I ncreased C ash P osition and Minimal D ebt 12/31/18 12/31/17 Cash & Cash Equivalents $5.0M $2.5M Working Capital $10.8M $13.8M Short & Long - Term Debt $2.0M $1.8M Shareholders’ Equity $32.0M ($1.51 per share) $35.1M ($1.54 per share)

20 ▪ Approved vendor, approved products ▪ High performance product spec and capabilities ▪ Product warranty and repair return capability ▪ 13% Private LTE CAGR ▪ 5G rollout ▪ Military/Government/Aerospace/Defense ▪ Network operators, carriers ▪ Satellite manufacturers / operators ▪ Semiconductor / Scientific / Research Labs Year ending December 31, 2018 ▪ 16.8% 3 - year revenue CAGR (2016 - 2018) ▪ Improving Adj. EBITDA margin Strong Growth Global, Large, Diverse Customers Benefiting from Wireless Growth Critical Success Factors With Embedded Customer Relationships Conclusion 20 I n - demand technical expertise, unparalleled product quality and specialization, and positioned to benefit from significant growth drivers

21 Appendix 21

22 Explanation of Use of Non - GAAP Measures 22 Wireless Telecom Group, (the “Company”), reports its financial results in accordance with generally accepted accounting principles (“GAAP”) . Management believes, however, that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results . Certain of the information set forth herein constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission . We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure . The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies . The foregoing measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful . The Company defines EBITDA as its net earnings before interest, taxes, depreciation and amortization . “Adjusted EBITDA” is EBITDA excluding our stock compensation expense, restructuring charges, acquisition expenses, integration expenses, the one - time non - cash inventory impairment charges, unrealized and realized foreign exchange gains and losses, and other non - recurring costs and includes cash received in 2018 related to revenue that would have been recognized in 2018 but for the adoption of ASU 606 . A reconciliation of net income to non - GAAP Adjusted EBITDA set forth on pages 22 - 23 above . The Company views Adjusted EBITDA as an important indicator of performance, consistent with the manner in which management measures and forecasts the Company’s performance . We believe Adjusted EBITDA is an important performance metric because it facilitates the analysis of our results, exclusive of certain non-cash items and non - recurring items, including items which do not directly correlate to our business operations . The Company believes that Adjusted EBITDA metrics provide qualitative insight into our current performance ; we use these measures to evaluate our results, the performance of our management team and our management’s entitlement to incentive compensation ; and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period .

23 2017 - 2018 Adjusted EBITDA Reconciliation 23 Twelve Months Ended Reconciliation of Net Income/(Loss) to Non - GAAP EBITDA and Non - GAAP Adjusted EBITDA: December 31 2018 2017 GAAP Net Income/(Loss), as reported $ 35 $ (4,493) Tax Provision/(Benefit) 48 1,247 Depreciation and Amortization Expense 2,305 1,747 Interest Expense 575 296 Non - GAAP EBITDA 2,963 (1,203) Stock Compensation Expense 702 536 ASC 606 Adjustment 345 - Merger and Acquisition Expenses - 1,290 Integration Expenses 60 386 Inventory Impairment - 1,930 Inventory Recovery (28) (25) FX Loss 104 32 US GAAP Purchase Accounting 105 71 Change in Fair Value of Contingent Consideration 578 (253) Restructuring Charges and Other Non - Recurring Costs - 881 Non - GAAP Adjusted EBITDA $ 4,829 $ 3,645